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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 23, 1999

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)

                 DELAWARE                          0-19437                          11-2962080
     (State or Other Jurisdiction of       (Commission File Number)    (I.R.S. Employer Identification No.)
              Incorporation)

           2401 FOURTH AVENUE
           SEATTLE, WASHINGTON                                                        98121
(Address of Principal Executive Offices)                                            (Zip Code)

                                 (206) 443-6400
              (Registrant's telephone number, including area code)

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             This Current Report on Form 8-K is filed by Cellular Technical
Services Company, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5.      OTHER EVENTS

             On November 23, 1999, the Company issued a press release (the "Press Release") reporting that the Company has made an investment in, and formed a strategic alliance with, KSI Inc., a developer of commercial, wireless network-based, location-finding systems to serve the emerging public safety, personal security, fleet management and intelligent transportation markets.

             A copy of the Press Release is attached to this report as Exhibit 99.01.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (a)  Financial statements of business acquired:

                  Not applicable.

             (b) Pro forma financial information:

                  Not applicable.

             (c)  Exhibits:

                  99.01: Press Release dated November 23, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 7, 1999

                                          CELLULAR TECHNICAL SERVICES,
                                          COMPANY, INC.

                                          By: /s/ Bruce R. York
                                              --------------------------------
                                              Bruce R. York
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
99.01             Press Release dated November 23, 1999.







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                               STATEMENT OF DIFFERENCE

The trademark symbol shall be expressed as.............................'TM'
The registered trademark symbol shall be expressed as..................'r'